UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) September 3, 2002


                               RHOMBIC CORPORATION
             (Exact name of registrant as specified in its charter)


          Nevada                       0-28375                  86-0824125
State or other jurisdiction           Commission               IRS Employer
    of incorporation                  File Number          Identification Number


11811 N. Tatum Blvd. # 3031,  Phoenix, Arizona                    85028
   (Address of principal executive offices)                     (Zip Code)


       Registrant's telephone number including area code: (602) 421-3479
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ITEM 5. OTHER EVENTS

On September 3, 2002, the board of directors of the registrant and NEXT Advisors, Inc., "NAI", mutually agreed to a binding letter of intent. The intended transaction initially contemplates a tax free exchange of thirty-one percent (31%) of all of the shares of NAI in exchange for 37,000,000 shares of the registrant. Additionally, and subject to an affirmative majority vote of the registrants shareholders, the registrant shall issue an additional 83,000,000 shares in exchange for the remaining sixty-nine percent (69%) of the shares of NAI. The registrant currently has 30,000,000 shares issued and outstanding.

The transaction is subject to NAI furnishing a third party valuation for a value not less than $1,000,000 for thirty-one percent (31%) of their company and a draft copy of an audit which supports the assumptions and data used in the valuation report.

NAI and the registrant intend to reach a definitive agreement by September 23, 2002.

EXHIBITS

   1.   Binding Letter of Intent
   2.   Resolution of Rhombic Corporation
   3.   Resolution of NEXT Advisors, Inc.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 5, 2002

                                        RHOMBIC CORPORATION


                                        By /s/ Albert Golusin
                                           -------------------------------
                                           Albert Golusin, C.F.O.

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                                    EXHIBIT 1

                                LETTER OF INTENT

This binding letter of intent (the "LOI") is intended to confirm our understanding concerning a proposed transaction (the "Transaction") by and between Rhombic Corp. ("NUKE") and NEXT Advisors, Inc. (the "NAI") whereby NUKE will purchase all of the equity ownership of NAI. The purpose of this LOI is to set forth the basis of understanding as of August 30, 2002 for the proposed Transaction.

1. NUKE: Is a publicly traded company traded on the NASDAQ OTC BB market trading under the ticker symbol "NUKE". NUKE is a validly existing Nevada corporation and is in good standing order with the state of Nevada and is current with respect to its reporting requirements to the Securities and Exchange Commission.

2. NAI: Is a private "C" corporation duly incorporated and validly existing under the laws of the State of Delaware and wholly-owns two real estate lending operating subsidiaries named NEXT Advisors Realty Services, which is a "C" corporation that wholly-owns NEXT Lending, L.L.C. NAI also wholly-owns NEXT Advisors Securities which is a securities brokerage house. NAI`s business is to provide information technology and services to family office organizations and independent investment advisors.(Wealth Managers)

3. THE TRANSACTION:

     a. Nuke will purchase from the holders of NAI stock, in a tax free exchange, shares representing all of the shares of NAI in exchange for 120,000,000 shares of the Common Stock of NUKE.

          i. In consideration for the transaction stated in section 3a above, NUKE shall issue 37,000,000 shares of NUKE Common Stock in exchange for thirty-one percent (31%) equity ownership of NAI. Additionally, and subject to an affirmative vote of the shareholders and upon satisfaction of all state, federal and other regulatory requirements, NUKE shall issue 83,000,000 shares of NUKE Common stock in exchange for the remaining sixty-nine percent (69%) equity ownership of NAI.

     b. NAI has the right to elect four new board members, constituting majority control of the Board of Directors.

     c. This transaction is subject to receipt by NUKE of a draft audit of NAI, prepared by an auditor acceptable to the Board of Directors of NUKE.

     d. This transaction is subject to receipt by NUKE of a third party valuation of NAI, conducted by a valuator satisfactory to the Board of Directors of NUKE, for a value not less than $1,000,000.

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4. CONFIDENTIAL INFORMATION. The parties hereby acknowledge that any information which shall be disclosed by either party pursuant to this LOI and/or the Transaction is a valuable proprietary asset of the disclosing party and that such disclosing party will sustain irreparable financial and business loss if such information shall be made available to any third party and/or to the general public.

5. DEFINITIVE AGREEMENT. Subject to the satisfaction of all of the conditions contained within this letter and the delivery and execution of a definitive agreement (the "Definitive Agreement") for the Transaction contemplated by this LOI by September 23, 2002, and subject in all respects to the approval of the respective Board of Directors of the parties, verification of legal and factual issues deemed relevant to the parties and receipt of any requisite regulatory and other approvals and consents. The Definitive Agreement will contain, among other things, such representations and warranties, agreements, indemnifications and covenants and conditions customarily found in agreements of such type or otherwise appropriate for such agreements.

6. EXPENSES. Each party shall bear its own costs and expenses in connection with the Transaction contemplated by this LOI, including, without limitation, the negotiation and preparation of this LOI and the negotiation and drafting of the Definitive Agreement. NUKE has approximately $5,000 in cash.

7. BINDING OBLIGATION. This LOI is an expression of the intent of the parties and is subject only to the other terms and conditions set forth herein. This letter constitutes and creates, and shall be deemed to constitute and create, a legally binding and enforceable obligation on the part of parties hereto upon ratification of this Letter of Intent by the respective Boards of Directors of the parties no later than September 4, 2002. Copies of the resolutions ratifying this Letter of Intent shall be attached and incorporated herein when ratified, as Exhibit A in the case of Nuke and Exhibit B in the case of NAI

AGREED AND ACCEPTED

/s/ Albert Golusin, C.F.O.                      /s/ John Hartman, C.E.O.
--------------------------------                --------------------------------
Albert Golusin, C.F.O.                          John Hartman, C.E.O.
Rhombic Corp.                                   NEXT Advisors, Inc.

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                                    EXHIBIT 2

                               RHOMBIC CORPORATION

                    DIRECTORS RESOLUTION TO CORPORATE ACTION

                                SEPTEMBER 3, 2002


     The directors of Rhombic Corporation met telephonically on September 3, 2002 with notice and approved the following corporate action:

     WHEREAS, Rhombic in its efforts to find a revenue operating company to purchase has the opportunity to acquire thirty-one percent of NEXT Advisors, Inc. in exchange for 37,000,000 common shares of Rhombic subject to the terms of the binding letter of intent dated August 30, 2002; be it

     RESOLVED, that the binding letter of intent dated August 30, 2002 be accepted by the board of directors.

IN WITNESS WHEREOF, I have certify that the resolution of the corporation is true and correct.


/s/ Stan Porayko
-----------------------------
Stan Porayko, Secretary

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                                    EXHIBIT 3

                              RESOLUTION: 090402:1
                              SELL BUSINESS ASSETS

     WHEREAS, NEXT Advisors, Inc. has received a binding letter of intent from Rhombic Corporation to purchase all the assets of the Corporation through a tax free exchange of shares, all as were particularly set forth in the binding letter of intent annexed hereto; and

     WHEREAS, in the opinion of the Board, it is in the best interests of the Corporation and its shareholders for NEXT Advisors, Inc. to sell its assets through said share exchange and pursuant to the terms of agreement; be it

     RESLOVED, that the binding letter of intent is hereby accepted by the Board, but the final agreement is subject to the approval and ratification by the requisite number of shareholders of the Corporation: and

     RESOLVED FURTHER, that upon shareholder approval, the President of the Corporation undertake all acts and execute all documents as necessary to consummate said transaction upon its terms.

     The undersigned hereby certifies that she is the duly elected and qualified interim Secretary and the custodian of the books and records and seal of a corporation duly formed pursuant to the laws of the State of Delaware and that the foregoing is a true record of a resolution duly adopted at a meeting of the Stockholders, and that said meeting is held in accordance with state law and the Bylaws of NEXT Advisors, Inc. on or before September 21, 2002.

     IN WITNESS WHEREOF, I have executed my name as Secretary and have hereunto affixed the corporate seal of NEXT Advisors, Incorporated this 4th day of September 2002.


/s/ Elizabeth Kabanek
-----------------------------
Elizabeth Kabanek
Interim Secretary

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